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		    MANAGERS AMG FUNDS

                    Rorer Large-Cap Fund
                     Rorer Mid-Cap Fund

                        Annual Report
                       October 31, 2002

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		    RORER LARGE-CAP FUND
                     RORER MID-CAP FUND
                       Annual Report
                      October 31, 2002

                      TABLE OF CONTENTS

                                                         Begins
                                                         on Page
                                                         -------
LETTER TO SHAREHOLDERS                                      1

PORTFOLIO MANAGERS' COMMENTS                                2

SUMMARY OF INDUSTRY WEIGHTINGS AND TOP TEN HOLDINGS         8

SCHEDULES OF PORTFOLIO INVESTMENTS                          9
  Detailed portfolio listings by security type and
  industry sector,as valued at October 31, 2002

FINANCIAL STATEMENTS:
Statements of Assets and Liabilities                       13
  Fund balance sheets, net asset value (NAV) per share
  computation and cumulative undistributed amounts
Statements of Operations                                   14
  Detail of sources of income, Fund expenses and
  realized and unrealized gains (losses) during the
  period
Statements of Changes in Net Assets                        15
  Detail of changes in Fund assets for the period

FINANCIAL HIGHLIGHTS                                       16
  Net asset value, total return, expense ratios,
  turnover ratio and net assets

NOTES TO FINANCIAL STATEMENTS                              18
  Accounting and distribution policies, details of
  agreements and transactions with Fund management
  and affiliates

REPORT OF INDEPENDENT ACCOUNTANTS                          22

TRUSTEES AND OFFICERS                                      23

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LETTER TO SHAREHOLDERS
----------------------------------------------------------------
Dear Fellow Shareholders:

In our last report, six months ago, I wrote that because of the continuing economic transition and the many remaining geo-political risks, we expected the financial markets to continue to be rather volatile. As it turned out, that was an understatement, as the last six months have been among the most difficult for the stock market in more than a decade. The reasons are many. The transition from an extended and, at times, rapid economic expansion to an uncertain and ex-tremely sluggish economy initiated a domino run of events that is still playing out. The initial slowdown helped burst what was clearly a stock market bubble. Falling equity valuations at best raised the cost of capital for many cash needy businesses, and at worst completely eliminated sources of capital. These increased stresses exposed the financial and managerial weaknesses of many corporations. The disclosures of accounting and corporate fraud that emanated from some of the largest and previously well-respected companies in our economy this past spring and summer were, we hope, a few of the final dominoes. Separately, but equally important, continued terrorist activity around the globe, the ongoing military conflict in Afghanistan and the heightened possibility of a military confrontation with Iraq has added uncertainty and thus risk to the market.

Although the business cycle's transition will likely continue along with significant market volatility, the silver lining is that the current environment effectively acts to weed out excess competition and create a healthy foundation from which quality businesses can prosper. It is during these times that skilled portfolio managers can build portfolios that will reward us in the years to come.

While we are not pleased with either of the Funds' overall results since their inception in mid-December 2001, we are satisfied with their results given the difficult environment. Because it is the policy of both of these Funds to maintain portfolios that are essentially fully invested in stocks we must expect a certain amount of market risk. Rorer Large-Cap Fund returned -18.60% since inception on December 19, 2001 while its primary benchmark, the S&P 500 index, returned -21.90% for the same period. Medium capitalization companies fared better throughout the period, and the Rorer Mid-Cap Fund returned -7.40%. Meanwhile, the S&P 400 index returned -14.63% for the same period.

A more detailed review of each Funds' performance for the year, along with discussions of the Funds' current positioning and listings of each portfolio are included within this report. As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment.

Sincerely,


/s/ Peter M. Lebovitz
Peter M. Lebovitz
President
Managers AMG Funds
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MANAGERS AMG FUNDS
Portfolio Manager Comments
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MARKET COMMENTARY:

Since the Funds' inception in mid-December 2001, the stock market has been plagued by a tremendous amount of volatility, ranging from periods of optimism and resiliency to periods of extreme pessimism. The past year began with the markets struggling to recover from the shock and turmoil caused by the tragic events of September 11, 2001, which occurred on top of an already sluggish economy. In the fourth quarter of 2001, however, the markets staged a dramatic recovery from their post 9/11 lows, spurred by expectations of global economic growth and the success of military action in Afghanistan. With increased expectations of imminent economic recovery, investors shifted from defensive stocks towards more cyclical and economically sensitive stocks, causing a huge rally in the technology sector. Despite a sell-off early in 2002 amid accounting concerns and the scandal at Enron, the optimism and shift towards cyclical stocks continued into the first quarter, as consistent signs of strength in the economy gave a boost to investor confidence. Unfortunately, this rally was short-lived and, as the year progressed, the stock market seemed to "disconnect" itself from the economy. While several economic indicators, such as low interest rates and inflation, low inventories, strong housing market and increasing productivity, generally pointed towards an improving economy, the beleaguered stock market continued to fall as investor confidence was undermined by a wave of negative high profile news including multiple accounting scandals, corporate malfeasance, weak earnings, tensions between India and Pakistan, terrorism threats, and more recently, possibility of war with Iraq. Ultimately, the loss in investor confidence over the year resulted in severe stock market weakness that has caused all broad market indices, and all sectors of the S&P, to post negative returns for the period.

At Rorer, we expect the economy to continue to grow as business conditions improve. This confidence is based on several factors, including record-setting mortgage refinancings, historically low inventories, 40-year lows in interest rates, sustained productivity growth, continued fiscal and monetary stimulus, and negligible inflation. Furthermore, despite recent estimate reductions, earnings are still rising year over year, thus continuing the turnaround that began in the first quarter of 2002, after previously experiencing six straight quarters of decline. Although we believe the economic recovery would be much further along absent concerns about an impending war with Iraq, we also believe a military conflict is not necessarily negative for the market or economy. A review of market returns during past conflicts supports this assertion. In fact, the greater risk would seem to be the uncertainty of war as opposed to the actual event.

While it is tempting and easy to take the most recent market returns and extrapolate those results into the future, we offer caution to such an approach. Over the long run (i.e., from 1926 to 2001), large company stocks have returned an annualized return in excess of 12%(1) , which includes numerous past bear markets such as The Great Depression, the sell off of the so-called Nifty Fifty in the 1970's, and the down markets of
2000 and 2001. While continuation of recent market volatility and weakness cannot be ruled out, Rorer continues to believe that these
                             2
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MANAGERS AMG FUNDS
Portfolio Manager Comments (continued)
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times provide exceptional investment opportunities for the
long-term investor. Given the current environment, it is more important than ever to adhere to disciplined investment principles. We employ our investment disciplines consistently to search out the highest quality companies that have attractive relative valuations and positive earnings momentum. In the long run, we believe that this approach will provide the best returns for our shareholders.

(1) IbbotsonAssociates - SBBI Valuation Edition 2002 Yearbook
                              3
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RORER LARGE-CAP FUND
Portfolio Manager Comments
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Rorer Large-Cap Fund:

The Rorer Large-Cap Fund returned -18.6% during the period from December 19, 2001 (inception of the Fund) to October
31, 2002 (the "period"). The Fund outperformed its benchmark, the S&P 500 Index, which returned -21.9% for the same period.

On a relative basis, the performance of the Fund benefited from our conservative strategy and favorable stock selection, particularly in the defense, healthcare and financial sectors. We were further aided by our continued under-weighting in the telecommunications sector, which due to excess supply, little pricing power and large amounts of debt, was one of the worst performing sectors in the market for the period.

The biggest contributor to the Fund's out-performance was our overweight position in the defense industry, and in particular our holdings in General Dynamics, which along with the industry, have benefited from increased government spending in the aftermath of the 9/11 attacks. Although the defense area has come under some pressure recently due to its exposure to the ailing commercial airlines business, we feel that this sector should benefit not only from an improving economy, but also from increased government spending in the current environment. Our holdings within the healthcare sector also contributed to our outperformance,as we added to our holdings and moved towards a neutral weighting relative to the S&P 500. The relatively stable earnings of this sector in this volatile environment, as well as the aging population of the country have been positive factors for these stocks. Other positive relative contributors included the Fund's financial holdings, which are well diversified and include exposure to insurance, housing, credit cards and securities industries. Our under-exposure to the corporate credit side of the market, combined with our increased exposure to the insurance and consumer side of the business, have helped our performance relative to the index.

While the Fund outperformed the benchmark for the period, the total absolute return was negative, along with the benchmark. Returns were hampered by broad market weakness and holdings within the consumer staples and discretionary sectors. In particular, detractors from the Fund's performance included our holdings in Kroger Co. within the consumer staples area, and Walt Disney Co., Home Depot and the Interpublic Group within the consumer discretionary sector. Ultimately, each of these positions was sold from the Fund, either due to our strict 15% relative stop/loss sell discipline or for fundamental reasons. Although this has been a difficult year to say the least, we remain optimistic about the future, and expect the economy to continue to grow and for corporate profits to increase. Once again, we will be employing our strict investment disciplines consistently to search out the highest quality companies that have attractive relative valuations and positive earnings momentum to take advantage of our outlook.
                              4
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RORER LARGE-CAP FUND
Portfolio Manager Comments (continued)
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CUMULATIVE TOTAL RETURN PERFORMANCE

Rorer Large-Cap's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Rorer Large-Cap Fund on December 19,
2001, (commencement of operations) through October 31,
2002, to a $10,000 investment made in the S&P 500 Index for the same time period. Past performance is not indicative of future results.

TOTAL RETURN SINCE INCEPTION OF FUND:
-------------------------------------
Rorer Large-Cap Fund         -18.60%
S&P 500 Index		     -21.90%

                      Value of a $10,000 investment
                      -----------------------------
Month Ended           Rorer Large-Cap Fund     S&P 500 Index
-----------           --------------------     -------------
Dec-01			     $10,000              $10,000
Jan-02                         9,960                9,846
Feb-02                         9,950                9,656
Mar-02                        10,240               10,020
Apr-02                         9,890                9,412
May-02                         9,760                9,343
Jun-02                         9,180                8,677
Jul-02                         8,360                8,001
Aug-02                         8,360                8,053
Sep-02                         7,660                7,178
Oct-02                         8,140                7,810

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RORER MID-CAP FUND
Portfolio Manager Comments
-----------------------------------------------------------------

Rorer Mid-Cap Fund:

From its inception on December 19, 2001 until the end of its fiscal year on October 31, 2002, the Mid-Cap Fund returned -7.4%. For the same period, the benchmark index, the S&P 400 Mid-Cap, returned -14.6%.

The Fund's relative out-performance was attributable both to stockpicking, as well as our sector emphases. For example, throughout the year we held two times the index weighting in Energy and Consumer Staples, where our stockpicking outstripped the return of the same sectors in the benchmark. Conversely, despite the already precipitous declines in Telecommunications and Technology stocks, we held less than half of the combined weighting of these sectors on average. In general, companies within these areas are saddled by large debt loads, limited demand, and intense competition. Until these problems show further signs of repair, we are likely to continue to avoid all but a select few names from among these groups.

The best performing stock within the Fund was Devon Energy, which rose just over 40% for the period. Two factors drove this performance. First, the entire Energy sector benefited from a positive pricing environment for natural gas. Second, due to the commodity nature of the business, there has been a broad trend toward consolidation over the last several years. Through mergers and acquisitions, many companies have cut costs and increased profitability, taking advantage of economies of scale. With the successful integration of two recent acquisitions,Devon was no exception. Among Consumer Staples, both Adolph Coors and Coca-Cola Enterprises returned over 20% for the period. While we believe that the economy is improving, lifted by fiscal and monetary stimuli, the recovery has made slow progress thus far. As a result, the relative stability of earnings for companies in this sector has proven attractive. However, when the economic rebound gathers steam, we still believe these, and other holdings within the sector, will offer substantial upside because of company-specific fundamentals, such as pricing power, growing demand, and new product offerings. Finally, our Healthcare holdings rounded out the list of contributors to our out-performance. In conjunction with an aging population, which should drive increased prescription drug usage for the foreseeable future, the predictable earnings streams for Healthcare companies have provided a refuge from some market volatility.

Despite these examples of positive performance within the Fund, its absolute return was still negative for the period. Just as those stocks and sectors with the greatest degree of earnings stability accounted for most of our out-performance relative to the benchmark, companies with the greatest degree of economic leverage were responsible for the ultimate direction of the Fund's returns. Most notably, Cablevision Corp, plagued by financial concerns, and Continental Airlines, suffering the ill effects of a slow air-travel market, saw declines in excess of 35%, and were ultimately sold due to our 20% relative stop-loss discipline.

The bear market has left many investors wondering about the
validity of traditional investment wisdom, and whether it
has any application in today's
                             6
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RORER MID-CAP FUND
Portfolio Manager Comments (continued)
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market. In our view, the answer is an unequivocal, "Yes."
Despite the difficult markets of the last couple years, recent evidence, particularly in terms of broadly improving earnings, suggests that the economy has seen its darkest days and is moving in the right direction again. In order to take advantage of this, investors must focus on companies with strong financials and experienced management teams. In that regard, we continue to employ our strict discipline of purchasing only those stocks that have both attractive relative valuations and positive earnings momentum. In combination with our sell disciplines, stressing limiting losses and locking in gains, we believe significant opportunities lie ahead.

CUMULATIVE TOTAL RETURN PERFORMANCE

Rorer Mid-Cap's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 400 Mid Cap
Index is a capitalization-weighted index of 400 commonly traded stocks designed to measure performance of the mid-range sector of the U.S. stock market through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Rorer Mid-Cap
Fund on December 19, 2001, (commencement of operations) through October 31, 2002, to a $10,000 investment made in the S&P 400 Mid Cap Index for the same time period.
Past performance is not indicative of future results.

Total Return since Inception of Fund:
-------------------------------------
Rorer Mid-Cap Fund             -7.40%
S&P 400 Mid Cap Index         -14.63%

                      Value of a $10,000 investment
                      -----------------------------
Month Ended           Rorer Mid-Cap Fund       S&P 400 Index
-----------           ------------------       -------------
Dec-01			    $10,000              $10,000
Jan-02                       10,120               10,077
Feb-02                       10,260               10,090
Mar-02                       10,660               10,811
Apr-02                       10,610               10,761
May-02                       10,680               10,579
Jun-02                       10,110                9,805
Jul-02                        9,290                8,855
Aug-02                        9,340                8,899
Sep-02                        8,760                8,182
Oct-02                        9,260                8,537

                             7
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
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MANAGERS AMG FUNDS
SUMMARY OF INDUSTRY WEIGHTINGS AS OF OCTOBER 31, 2002(unaudited)
----------------------------------------------------------------------------------

                              RORER            S&P 500     RORER          S&P 400
MAJOR SECTORS                 LARGE-CAP FUND   INDEX       MID-CAP FUND   INDEX
-----------------------       --------------   --------    ------------   --------
Consumer Discretionary            10.6 %        13.5 %         19.6 %      16.4 %
Consumer Staples                   7.8           9.8            9.5         5.6
Energy                             9.5           5.8           12.8         7.2
Financials                        25.0          20.8           21.4        19.4
Health Care                       15.5          15.0           10.9        13.6
Industrials                       11.7          10.9           11.5        12.8
Information Technology             8.8          14.3           10.4        12.0
Telecommunication Services         1.2           4.4            1.3         0.6
Other                              9.9           5.5            2.6        12.4

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TOP TEN HOLDINGS AS OF OCTOBER 31, 2002(unaudited)
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
Rorer Large-Cap Fund                    Rorer Mid-Cap Fund
-------------------------------------   --------------------------------
                               % Fund                                % Fund
                               ------                                ------
Marsh & McLennan Cos., Inc.*    5.1%    Liz Claiborne, Inc.*          5.3%
PepsiCo, Inc.*                  5.0     Adolph Coors Co.*             5.2
MBNA Corp.*                     4.7     Outback Steakhouse, Inc.*     5.0
Bank of America Corp.           3.9     Equitable Resources, Inc.     4.7
HCA- The Healthcare Company*    3.8     Norfolk Southern Corp.        4.6
Cardinal Health, Inc.           3.8     Legg Mason, Inc.              4.6
Hewlett-Packard Co.             3.6     Devon Energy Corp.            4.5
Viacom, Inc., Class B*          3.5     The Titan Corp.               4.2
ConocoPhillips                  3.5     Pall Corp.*                   4.0
FNMA*                           3.4     Ambac Financial Group*        4.0
                               ------                                ------
Top Ten as a Group             40.3%    Top Ten as a Group           46.1%
                               ======                                ======

* Top Ten Holding at April 30, 2002

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
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RORER LARGE-CAP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2002
----------------------------------------------------------------------------
                                            SHARES             VALUE
----------------------------------------------------------------------------
COMMON STOCKS - 90.1%
CONSUMER DISCRETIONARY - 10.6%
Comcast Corp., Special Class A,
   non-voting shares*                        565               $ 13,001
Costco Wholesale Corp.*                      400                 13,572
Target Corp.                                 105                  3,163
Viacom, Inc., Class B*                       330                 14,721
                                                               --------
TOTAL CONSUMER DISCRETIONARY                                     44,457
                                                               --------
CONSUMER STAPLES - 7.8%
PepsiCo, Inc.                                480                 21,168
Procter & Gamble Co., The                    130                 11,499
                                                               --------
TOTAL CONSUMER STAPLES                                           32,667
                                                               --------
ENERGY - 9.5%
ChevronTexaco Corp.                          200                 13,526
ConocoPhillips                               300                 14,550
ExxonMobil Corp.                             355                 11,949
                                                               --------
TOTAL ENERGY                                                     40,025
                                                               --------
FINANCIALS - 25.0%
American International Group, Inc.           210                 13,136
Bank of America Corp.                        235                 16,403
Citigroup, Inc.                              300                 11,085
FNMA                                         215                 14,375
Marsh & McLennan Cos., Inc.                  455                 21,253
MBNA Corp.                                   970                 19,701
State Street Corp.                           220                  9,101
                                                               --------
TOTAL FINANCIALS                                                105,054
                                                               --------
HEALTH CARE - 15.5%
AmerisourceBergen Corp.*                      70                  4,981
Cardinal Health, Inc.                        230                 15,918
HCA - The Healthcare Co.                     370                 16,091
Johnson & Johnson                            215                 12,631
Pfizer, Inc.                                 260                  8,260
Wyeth                                        220                  7,370
                                                               --------
TOTAL HEALTH CARE                                                65,251
                                                               --------
INDUSTRIALS - 11.7%
Boeing Co. (The)                             275                  8,181
General Dynamics Corp.                       135                 10,683
General Electric Co.                         260                  6,565
Raytheon Co.                                 415                 12,243
Southwest Airlines Co.                       355                  5,183
United Technologies Corp.                    105                  6,475
                                                               --------
TOTAL INDUSTRIALS                                                49,330
                                                               --------
INFORMATION TECHNOLOGY - 8.8%
Cisco Systems, Inc.*                         805                  9,000
Hewlett-Packard Co.                          945                 14,931
Microsoft Corp.*                             245                 13,100
                                                               --------
TOTAL INFORMATION TECHNOLOGY                                     37,031
                                                               --------
The accompanying notes are an integral part of these financial statements
                                   9
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RORER LARGE-CAP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
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                                           SHARES                 VALUE
----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.2%
Nextel Communications, Inc., Class A*        455               $   5,131
                                                                --------
TOTAL COMMON STOCKS
(cost $400,478)                                                  378,946
                                                                --------
OTHER INVESTMENT COMPANY - 10.0%
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 1.68% **
(cost $41,861)                            41,861                  41,861
                                                                --------
TOTAL INVESTMENTS - 100.1%
(cost $442,339)                                                  420,807
OTHER ASSETS, LESS LIABILITIES - (0.1%)                            (116)
                                                                --------
NET ASSETS - 100.0%                                            $ 420,691
                                                                ========

Note: Based on the cost of investments of $442,469 for Federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation and depreciation was $3,825 and $25,487, respectively, resulting in net unrealized depreciation of investments of $21,662.

* Non-income-producing security.

** Yield shown for the investment company represents the October
   31, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS:
FNMA: Federal National Mortgage Association

The accompanying notes are  an integral part of these financial statements.

                               10
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
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RORER MID-CAP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2002
----------------------------------------------------------------------------
                                              SHARES             VALUE
----------------------------------------------------------------------------
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 19.6%
Limited, Inc., The                              629              $   9,856
Liz Claiborne, Inc.                             510                 15,157
Outback Steakhouse, Inc.                        415                 14,131
Park Place Entertainment Corp.*                 965                  6,996
Scholastic Corp.*                               225                  9,934
                                                                   -------
TOTAL CONSUMER DISCRETIONARY                                        56,074
                                                                   -------
CONSUMER STAPLES - 9.5%
Adolph Coors Co.                                215                 14,723
Coca-Cola Enterprises, Inc.                     340                  8,106
Estee Lauder Companies, Inc.                    150                  4,368
                                                                   -------
TOTAL CONSUMER STAPLES                                              27,197
                                                                   -------
ENERGY - 12.8%
Devon Energy Corp.                              255                 12,878
Equitable Resources, Inc.                       375                 13,350
Unocal Corp.                                    375                 10,365
                                                                   -------
TOTAL ENERGY                                                        36,593
                                                                   -------
FINANCIALS - 21.4%
Ambac Financial Group                           185                 11,433
Capital One Financial Corp.                     305                  9,293
Legg Mason, Inc.                                280                 13,009
Lincoln National Corp.                          255                  7,780
Loews Corp.                                     230                  9,922
T. Rowe Price Group, Inc.                       345                  9,739
                                                                   -------
TOTAL FINANCIALS                                                    61,176
                                                                   -------
HEALTH CARE - 10.9%
AmerisourceBergen Corp.                         150                 10,673
Beckman Coulter, Inc.                           280                  7,798
Caremark RX, Inc.*                              575                 10,178
Health Management Associates, Inc.              135                  2,581
                                                                   -------
TOTAL HEALTH CARE                                                   31,230
                                                                   -------
INDUSTRIALS - 11.5%
L-3 Communications Holdings, Inc.*              170                  7,990
Norfolk Southern Corp.                          655                 13,231
Pall Corp.                                      660                 11,464
                                                                   -------
TOTAL INDUSTRIALS                                                   32,685
                                                                   -------
INFORMATION TECHNOLOGY - 10.4%
Lexmark International Group, Inc., Class A*     165                  9,804
Linear Technology Corp.                         285                  7,877
The Titan Corp.*                                940                 12,117
                                                                   -------
TOTAL INFORMATION TECHNOLOGY                                        29,798
                                                                   -------
TELECOMMUNICATION SERVICES - 1.3%
Nextel Communications, Inc., Class A*           320                  3,610
                                                                   -------

The accompanying notes are an integral part of these financial statements.
                                       11
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RORER MID-CAP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-----------------------------------------------------------------------------------

                                               SHARES              VALUE
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(cost $283,395)                                                  $ 278,363
                                                                 ---------
OTHER INVESTMENT COMPANY - 2.1%
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 1.68% **
(cost $5,925)                                  5,925                 5,925
                                                                 ---------
TOTAL INVESTMENTS - 99.5%
(cost $289,320)                                                    284,288
OTHER ASSETS, lESS LIABILITIES - 0.5%                                1,213
                                                                 ---------
NET ASSETS - 100.0%                                              $ 285,501
                                                                 =========

Note: Based on the cost of investments of $289,320 for Federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation and depreciation was $16,005 and $21,037, respectively, resulting in net unrealized depreciation of investments of $5,032.

* Non-income-producing security.

** Yield shown for the investment company represents the October 31, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

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
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MANAGERS AMG FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002
------------------------------------------------------------------------------
                                               RORER            RORER
                                               LARGE-CAP        MID-CAP
                                               FUND             FUND
                                               ---------        ---------
ASSETS:
 Investments at value                           $420,807         $284,288
 Dividends, interest and other receivables           547              360
 Receivable due from Investment Manager            2,527            4,607
 Prepaid expenses                                 12,885           12,797
                                               ---------        ---------
Total assets                                     436,766          302,052
                                               ---------        ---------
LIABILITIES:
 Accrued expenses:
  Distribution fees                                   76               58
  Professional fees                                6,998            6,988
  Transfer agent                                   4,255            4,326
  Custodian                                        3,842            4,288
  Other                                              904              891
                                               ---------        ---------
Total liabilities                                 16,075           16,551
                                               ---------        ---------
NET ASSETS                                      $420,691         $285,501
                                               =========        =========
Shares outstanding                                51,665           30,845
                                               =========        =========
Net asset value, offering and redemption
 price per share                                   $8.14            $9.26
                                               =========        =========
NET ASSETS REPRESENT:
 Paid-in capital                                $470,993         $303,065
 Undistributed net investment income                 126              -
 Accumulated net realized loss from
  investments                                   (28,896)         (12,532)
 Net unrealized depreciation of investments     (21,532)          (5,032)
                                               ---------        ---------
NET ASSETS                                      $420,691         $285,501
                                               =========        =========
 Investments at cost                            $442,339         $289,320
                                               =========        =========


The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
MANAGERS AMG FUNDS
STATEMENTS OF OPERATIONS
For the fiscal period* ended October 31, 2002
------------------------------------------------------------------------------
                                                RORER           RORER
                                                LARGE-CAP       MID-CAP
                                                FUND            FUND
                                                ----------      ----------
INVESTMENTS INCOME:
 Dividend income                                $   2,760       $   1,884
 Interest income                                      433             287
                                                  --------        --------
  Total investment income                           3,193           2,171
                                                  --------        --------
EXPENSES:
 Investment advisory and management fees            1,862           1,609
 Distribution fees                                    548             473
 Professional fees                                  8,064           8,640
 Transfer agent fees                               14,962          15,102
 Registration fees                                 14,189          14,152
 Custodian fees                                    13,475          12,856
 Printing                                           1,131           1,131
 Miscellaneous                                        580             561
                                                  --------        --------
  Total expenses before offsets                    54,811          54,524
Less: Expense reimbursements                      (51,720)        (51,846)
  Expense reductions                                  (24)            (28)
                                                  --------        --------
Net expenses                                        3,067           2,650
                                                  --------        --------
 Net investment gain (loss)                           126            (479)
                                                  --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized loss on investments                 (28,896)        (12,532)
 Net unrealized depreciation of investments       (21,532)         (5,032)
                                                  --------        --------
 Net realized and unrealized loss                 (50,428)        (17,564)
                                                  --------        --------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $(50,302)       $(18,043)
                                                 =========       =========

* Commencement of operations was December 19, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
MANAGERS AMG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the fiscal period* ended October 31, 2002
--------------------------------------------------------------------------------
                                                RORER            RORER
                                                LARGE-CAP        MID-CAP
                                                FUND             FUND
                                                ----------       ----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)                   $      126       $      (479)
 Net realized loss on investments                  (28,896)          (12,532)
 Net unrealized depreciation
  of investments                                   (21,532)           (5,032)
                                                -----------      ------------
 Net decrease in net assets
 resulting from operations                         (50,302)          (18,043)
                                                -----------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                  483,831           305,778
 Cost of shares repurchased                        (12,838)           (2,234)
                                                -----------      ------------
  Net increase from capital share
   transactions                                     470,993           303,544
                                                -----------      ------------
   Total increase in net assets                     420,691           285,501
                                                -----------      ------------
NET ASSETS:
 Beginning of period                                    -                 -
 End of period                                   $  420,691      $    285,501
                                                 ==========      ============
End of period undistributed
 net investment income                           $      126      $        -
                                                 ==========      ============
---------------------------------------------------------------------------------
SHARE TRANSACTIONS:
 Sale of shares                                      53,025            31,088
 Shares repurchased                                  (1,360)             (243)
                                                 -----------     -------------
  Net increase in shares                             51,665            30,845
                                                 ===========     =============
----------------------------------------------------------------------------------
* Commencement of operations was December 19, 2001.

The accompanying notes are an integral part of these financial statements

-----------------------------------------------------------------------------------
RORER LARGE-CAP FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal period* ended October 31, 2002
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                             --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.00 (a)
Net realized and unrealized loss on investments                (1.86)
                                                             --------
Total from investment operations                               (1.86)
                                                             --------
NET ASSET VALUE, END OF PERIOD                                 $8.14
                                                             ========
-----------------------------------------------------------------------------------
Total Return (b)                                              (18.60)% (c)
-----------------------------------------------------------------------------------
Ratio of net expenses to average net assets                     1.40% (d)

Ratio of net investment income to average net assets            0.06% (d)

Portfolio turnover                                                36% (c)

Net assets at end of period (000's omitted)                      $421
-----------------------------------------------------------------------------------
Expense Offsets (e)
-------------------
Ratio of total expenses to average net assets                  25.01% (d)

Ratio of net investment loss to average net assets            (23.55)% (d)
-----------------------------------------------------------------------------------
* Commencement of operations was December 19, 2001.
(a) Rounds to less than 0.00.
(b) Total return and net investment income would have been lower had certain expenses not been reduced.
(c) Not Annualized.
(d) Annualized.
(e) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

-----------------------------------------------------------------------------------
RORER MID-CAP FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal period* ended October 31, 2002
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
                                                                -------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                             (0.02)
 Net realized and unrealized loss on investments                 (0.72)
                                                                -------
Total from investment operations                                 (0.74)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                   $9.26
                                                                =======
-----------------------------------------------------------------------------------
Total Return (a)                                                 (7.40)% (b)
-----------------------------------------------------------------------------------
Ratio of net expenses to average net assets                       1.40% (c)

Ratio of net investment loss to average net assets               (0.25)% (c)

Portfolio turnover                                                   58% (b)

Net assets at end of period (000's omitted)                         $286
-----------------------------------------------------------------------------------
Expense Offsets (d)
-------------------
Ratio of total expenses to average net assets                    28.79% (c)
Ratio of net investment loss to average net assets              (27.64)% (c)
-----------------------------------------------------------------------------------
* Commencement of operations was December 19, 2001.
(a) Total return and net investment income would have been lower had certain expenses not been reduced.
(b) Not Annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

-------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 2002
-------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended (the "1940 Act"). Currently, the
Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Rorer Large-Cap Fund ("Large-Cap") and Rorer Mid-Cap Fund ("Mid-Cap") (each a "Fund" and collectively the "Funds").

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end-of-day net asset value per share. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date.
Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds had a "balance credit" arrangement with State Street Bank ("SSB"), (the Funds' custodian prior to
August 5, 2002) whereby each Fund was credited with an interest factor equal to 75% of the average monthly Fed
Funds Rate for account balances left uninvested overnight.
Beginning August 5, 2002 the

--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------
Funds have an arrangement with the Bank of New York ("BNY") whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to each Fund. For the period ended October 31, 2002, the custodian expense for Large-Cap was reduced by $24 and for Mid-Cap $28 under the SSB arrangement. There were no reductions under the BNY arrangement.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income, if any, normally will be declared and paid annually in December.
Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
At October 31, 2002, Large Cap and Mid Cap had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes of $28,766 and $12,532 respectively, expiring October 31, 2010.

(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2002, certain shareholders individually held greater than 10% of the outstanding shares of the Funds as follows: Large-Cap - one owns 29%; and Mid-Cap - two own 75%.

(h) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy

--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------
proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management Agreement under which The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), serves as investment manager to the Funds and is responsible for the Funds' overall administration. The Funds are distributed by Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Funds' investment portfolios are managed by Rorer Asset Management, LLC ("Rorer"), which serves pursuant to a Sub-Advisory Agreement by and between the Investment Manager and Rorer with respect to each of the Funds. AMG indirectly owns a majority interest in Rorer. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

Large-Cap is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Mid-Cap is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds.
The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least April 1, 2003, to waive fees and pay or reimburse the Funds to the extent that the total operating expenses exceed 1.40% of that Fund's average daily net assets. The Funds are obligated to repay the Investment Manager such amount waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund's total operating expenses in any such year to exceed 1.40% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the period December 19, 2001 (commencement of operations), to October 31, 2002, the Investment Manager reimbursed Large-Cap
$51,720 and Mid-Cap $51,846. The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the

-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-----------------------------------------------------------------
Trust and other affiliated funds in the complex.

The Funds have entered into a distribution agreement with MDI to act as distributor of the Funds. The Funds have adopted a distribution plan to pay for the marketing of each Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of each Fund's average daily net assets.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the period ended October 31, 2002, for Large-Cap were $516,127 and $86,753, respectively.
Purchases and sales of securities, excluding short-term securities, for Mid-Cap for the same time period were $414,565 and $118,638, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4) PORTFOLIO SECURITIES LOANED
Each Fund may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities, or other short term investments.
Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund lending the security, according to agreed-upon rates.

------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
To the Trustees of Managers AMG Funds and the
Shareholders of the Rorer Large-Cap Fund and Rorer
Mid-Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rorer Large-Cap Fund and Rorer Mid-Cap Fund (each a "Fund" and collectively the "Funds"), at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2002

-------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee may be removed by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian; and
(d) any Trustee may be removed at any meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.

Each of the officers are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chose and qualified, or in each case until the officer sooner dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES
--------------------
JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust (8 portfolios) since March
1999. He also serves as a Trustee of The Managers Funds
(10 portfolios), Managers Trust I (1 portfolio) and
Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust and a Director of Appleton Growth
Fund. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates,LLC delivering retirement and investment education seminars.
From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust.
His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust. His date of birth is June 5, 1958.

--------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
--------------------------------------------------------------
Interested Trustees (1)
-----------------------
SEAN M. HEALEY - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since
May 2001. From April 1995 to October 1999, he was
Executive Vice President of Affiliated Managers Group,
Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions
Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and
Managers Trust II (2 portfolios). His date of birth is May 9, 1961.

PETER M. LEBOVITZ - Trustee since 2002 and President since
March 1999; President and Chief Executive Officer of The
Managers Funds LLC since April 1999. From September 1994 to April 1999, he was Director of Marketing of The
Managers Funds, L.P.(the predecessor to The Managers Funds
LLC). President of Managers Distributors, Inc. since
December 2000. He also serves as President of Managers AMG
Funds (8 portfolios), The Managers Funds (10 portfolios),
Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management,
Inc. From April 1989 to June 1993, he was Senior Vice
President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

OFFICERS
--------
GALAN G. DAUKAS, CFA - Chief Financial Officer since
September 2002; Chief Operating Officer of The Managers
Funds LLC since June 2002. He also serves as Chief
Financial Officer of Managers AMG Funds, The Managers
Funds, Managers Trust I and Managers Trust II since
September 2002. He was Chief Operating Officer and
Chairman of the Management Committee of Harbor Capital
Management Company, Inc. from 2000-2002. From 1991-2000, he was a Managing Director and later Chief Operating
Officer of Fleet Investment Advisors. His date of birth is October 24, 1963.

DONALD S. RUMERY - Treasurer since March 1999; Director,
Finance and Planning of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. He also serves as Treasurer and Secretary of The Managers Funds, Managers Trust I and
Managers Trust II. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary since March 1999; Senior
Vice President and General Council of Affiliated Managers
Group, Inc. since May 2001; Vice President and Associate
General Counsel of Affiliated Managers Group, Inc. from
March 1999 to May 2001; Director and Secretary of
Managers Distributors, Inc. since December 2000. From
June 1998 to February 1999 he served in a general
counseling capacity with Morgan Stanley Dean Witter
Investment Management inc. From September 1994 to May
1998 he was an Associate with Ropes and Gray. His date
of birth is October 23, 1965.
------------------------------------------------------------------
(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers
Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers
Distributors, Inc.

                    [MANAGERS AMG FUNDS LOGO]


INVESTMENT MANAGER AND ADMINSTRATOR
-----------------------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Rorer Asset Management, LLC
1650 Market Street, Suite 5100
Philadelphia, Pennsylvania 19103

CUSTODIAN
---------
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling 1-800-835-3879.
Distributed by Managers Distributors, Inc., a
NASD member.

            www.managersamg.com
           www.managersfunds.com